THIRD AMENDMENT TO CREDIT AGREEMENT
                     -------------------------------------

     THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of June 17, 1997, among SWEETHEART HOLDINGS INC., a Delaware corporation ("Holdings"), SWEETHEART CUP COMPANY INC., a Delaware corporation (the "Borrower"), the financial institutions party hereto (the "Banks"), and BANKERS TRUST COMPANY, as Agent for the Banks (the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                                  WITNESSETH:
                                 -------------


     WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of August 30, 1993 (as amended, modified or supplemented through the date hereof, the "Credit Agreement); and

     WHEREAS, subject to the terms and conditions contained in this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

     NOW, THEREFORE, it is agreed:

     1. Section 9.02(v)(y) of the Credit Agreement is hereby amended by inserting the text "(or $14,000,000 in case of the fiscal year of Holdings ended December 31, 1997, so long as approximately $13,325,000 of such amount consists of Net Proceeds from the sale of the Heidelberg Press, the Stevens Flexograph Press and related tooling, blanking and sheeting equipment owned by the Borrower)" after the word "Holdings" appearing in clause (B) of the proviso to said Section."

     2. Section 9.10 of the Credit Agreement is hereby amended by deleting from the table appearing therein the ratio "1.70:1" set forth opposite the fiscal quarter ended June 30, 1997 and inserting the new ratio "1.60:1" in lieu thereof.

     3. Section 9.11 of the Credit Agreement is hereby amended by deleting from the table appearing therein the amount "$405,000,000" set forth opposite the fiscal quarter ended closest to June 30, 1997 and inserting the amount "$410,000,000" in lieu thereof.

     4. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

     (a) no Default or Event of Default exists as of the Third Amendment Effective Date, both before and after giving effect to this Amendment; and

     (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material
respects on the Third Amendment Effective    Date both before and after giving
effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date.)

     5. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

     7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     8,   This Amendment shall become effective on the date (the "Third
Amendment Effective Date") when each of Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office. The Agent shall promptly notify the Borrower and the Banks in writing of the Third Amendment Effective Date.

     9. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.


     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                              SWEETHEART HOLDINGS INC.

                              By   /s/  Roger Lindahl
                                   -------------------
                                      Treasurer

                              SWEETHEART CUP COMPANY INC.

                              By   /s/   Roger Lindahl
                                   --------------------
                                      Treasurer

                              BANKERS TRUST COMPANY,
                                Individually and as Agent

                              By   /s/   T. J. Morris
                                   -------------------
                                        Vice President

                              HSBC AMERICAS, INC.

                              By   /s/   J. B. Lyons
                                   ------------------
                                      Senior Vice President

                              ABN AMRO BANK, N.V.
                                San Francisco International Branch

                              By   /s/   Dianne D. Barkley
                                   ------------------------
                                      Group Vice President

                              By   /s/   Gina M. Brusatori
                                   ------------------------
                                        Vice President

                              FIRST NATIONAL BANK OF MARYLAND

                              By   /s/   B.W. Thropp
                                   ------------------
                                        Vice President

                              U.S. BANK OF OREGON

                              By   /s/   Douglas A. Rich
                                   ---------------------
                                       Vice President